Deposits	12 Months Ended
Dec. 31, 2014
Banking and Thrift [Abstract]
Deposits
(6)	Deposits

Time deposits greater than or equal to $250,000 totaled approximately $85,302,000 and $86,491,000 as of December 31, 2014 and 2013, respectively.

At December 31, 2014, contractual maturities of time deposits are summarized as follows:

2015	$107,492
2016	45,383
2017	30,051
2018	16,414
2019	6,867

$206,207

As of December 31, 2014, there was one customer with approximately $66,411,000 in deposits, or 7% of total deposits. As of December 31, 2013, there were two customers with approximately $72,250,000 in aggregate deposits, or 11% of total deposits.

At December 31, 2014, the Company had outstanding brokered certificates of deposits of $48,935,000 with an average weighted rate of 0.81%. The Company had no outstanding brokered certificates of deposits at December 31, 2012.